Analyst Presentation June 2008 Exhibit 99.1

Safe Harbor Disclaimer
You are cautioned that certain statements made in this presentation are “forward-looking” statements within the meaning of the
Private Securities Litigation Reform Act of 1995.  Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words “expect”,
“intend”, “plan”, “anticipate”, “estimate”, “believe”, “will be”, “will continue”, “will likely result”, and similar expressions. In addition, any statement that may be provided by management concerning future financial performance
(including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible actions by
Lorillard, Inc. are also forward-looking statements as defined by the Act.
Forward-looking statements are based on current expectations and projections about future events and are inherently subject to a variety of risks and uncertainties, many of which are beyond the control of Lorillard, Inc., that could cause actual results to differ materially from those anticipated or projected.
Information describing factors that could cause actual results to differ materially from those in forward-looking statements is available in Lorillard, Inc.’s various filings with the Securities and Exchange Commission. These filings are available from the SEC over the Internet or on hard copy, and are, in some cases, available from Lorillard, Inc. as well.
Forward-looking statements speak only as of the time they are made, and Lorillard, Inc. expressly disclaim any obligation or undertaking to update these statements to reflect any change in expectations or beliefs or any change in events, conditions or circumstances on which any forward-looking statement is based.
This forward-looking statements disclaimer is only a brief summary of Lorillard, Inc.’s statutory forward-looking-statements disclaimer. You are urged to read that disclaimer, which is included in Lorillard’s S-4 filing with the SEC, in full.

Regulation G Compliance
You are also reminded that during this presentation, certain non-GAAP financial measures, such as EBIT, EBITDA and Operating Profit per unit may be discussed.  These measures should not be considered an alternative to net income, or any other measure of financial performance or liquidity presented in accordance with generally accepted accounting principles (GAAP).  These measures are not necessarily comparable to a similarly titled measure of another company.  Please refer to the accompanying slides for information that reconciles these discussed figures with the most comparable GAAP measures.

4 Today’s Presenters Martin L. Orlowsky Chairman, President and Chief Executive Officer David H. Taylor Executive Vice President, Finance and Planning, Chief Financial Officer

Overview of Lorillard Martin L. Orlowsky Chairman, President and Chief Executive Officer

Lorillard

OLD GOLD
TRUE
MAX
KENT
Newport
MAVERICK

Lorillard Overview
Third largest tobacco company in the United
States
Primarily focused on the premium price cigarette
market
Strong brand portfolio led by the Newport brand
#1 menthol cigarette brand
#2 overall cigarette brand
Other brands include: Old Gold, Maverick, Kent,
True and Max
Sells products only in the U.S., Puerto Rico and
U.S. possessions
Headquarters, manufacturing and research
facilities in Greensboro, NC

Investment Highlights
Leader in the best performing segments of the cigarette market
Significant Newport brand equity
Continuous increases in share of market
Strategy has resulted in industry-leading relative profitability
Track record of strong financial performance
Experienced management team
Newly independent status of Lorillard will provide financial flexibility to invest in growth initiatives and to continue to generate value for shareholders

$582
$642
$706
$826
$898
19.2%
19.8%
22.6%
17.9%
22.0%
$0
$200
$400
$600
$800
$1,000
2003 2004 2005 2006 2007
10.0%
15.0%
20.0%
25.0%
30.0%
% of Sales
Impressive Financial Performance
Net Sales Net Income
($ in millions) ($ in millions)
$2,604
$2,690
$2,892
$3,056
$3,281
$652
$658
$676
$699
$688
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
$4,500
2003 2004 2005 2006 2007
$3,256
$3,348
$3,568
$3,755
$3,969
Net Sales (excl. Excise Taxes)
Excise Taxes
From 2003-2007, net sales grew at a 5.1% CAGR, while net income grew at an 11.5% CAGR

Experienced Leadership
Board of Directors
Management Team Members
Name Occupation
Martin L. Orlowsky Chairman, President and CEO of Lorillard
David H. Taylor Director and EVP, Finance and Planning, CFO of Lorillard
Richard W. Roedel
Kit D. Dietz Principal of Dietz Consulting LLC
Additional Directors To Be Named
Retired Chairman and CEO of BDO Seidman LLP
Name Title Year Joined
Martin L. Orlowsky Chairman, President and CEO 1990
David H. Taylor EVP, Finance and Planning, CFO 2008
Ronald S. Milstein 1996
Charles E. Hennighausen EVP, Production Operations 2002
Randy B. Spell EVP, Marketing and Sales 1977
Thomas R. Staab SVP, Finance and Treasurer 1998
SVP, Legal and External Affairs, General
Counsel and Secretary

Industry Operating Environment

Trends in the U.S. Cigarette Market
Total U.S. cigarette market size of ~$50 billion
Industry unit volume has declined at a 3.1% CAGR over the past 5 years, 3.3%
in Q1 2008; premium segment declined at a slower rate (<2.0%)
Expected annual declines of 3% to 4% of total over the next several years
286
276 274
271 270
260
79
68
64
60
56
52
54
57
56
51
49
45
418
401
394
382
376
357
0
100
200
300
400
500
600
2002 2003 2004 2005 2006 2007
Premium Discount Deep Discount
(billions of cigarettes shipped)
Source:  Domestic wholesale shipments per MSAI.

Lorillard is Best Positioned in Market
Premium segment is largest in the market (~73% of the market)
Segment has gained share of market over the last five years
Lorillard has gained share of premium segment over the last five years
Premium Segment
28% of the overall cigarette market
Segment has gained share of market over last five years
Relatively stable in recent years (~100 billion cigarettes shipped per year)
Newport is #1 menthol brand and has gained share of menthol segment over the last five years
(approx. 33%)
Menthol Segment

Premium Segment Growth
68.3%
68.8%
69.6%
71.1%
71.9%
72.8%
18.8%
17.0%
16.2%
15.7%
15.0%
14.6%
14.3%
13.3% 13.1% 12.6%
14.2%
13.0%
0.0%
20.0%
40.0%
60.0%
80.0%
100.0%
2002 2003 2004 2005 2006 2007
Premium Discount Deep discount
In the last 5 years, the premium segment continues to increase as a percentage of the overall market
Source:  Domestic wholesale shipments per MSAI.

Menthol / Non-Menthol Segmentation
As consumer preferences continue to evolve,
Lorillard is best positioned to capitalize on that trend
26.0%
26.4% 26.4% 26.7%
27.4%
27.9%
74.0% 73.6% 73.6%
73.3%
72.6%
72.1%
0.0%
20.0%
40.0%
60.0%
80.0%
100.0%
2002 2003 2004 2005 2006 2007
Menthol Non-Menthol
The menthol segment represented ~100 billion of the 357 billion cigarettes shipped in the United States in 2007
Source:  Domestic wholesale shipments per MSAI.

Current Operating Environment
Industry could come under greater pressure in 2008 due to macro economic pressures
1
st
quarter industry shipments declined at a rate slightly greater than trend
Level of competition continues to be high
Regulatory legislation
Excise tax pressures
Litigation

Growth Behind a Brand

Discount
5.7%
Premium
94.3%
Strong Brand Portfolio is Led by Newport
Others
6.1%
Newport
93.9%
2007 Sales:
$3,969 million
Source:  Lorillard Shipment Data.
(1) Includes Old Gold, Maverick, Kent, True and Max brands.
Accounted for 94.3% of 2007
domestic shipments
Newport (93.9% of 2007 net sales)
Primary driver of profitability
Kent, True and Max
Mature brands -- harvesting profit
Premium Brands
Accounted for 5.7% of 2007 domestic
shipments
Maverick and Old Gold
Maintain presence in lower price
segment
Discount Brands
2007 Net Sales Breakdown by Brand
2007 Volume Breakdown by Price
2007 Domestic
Shipments:
35.8 billion
(1)

Newport is the Leader in the Menthol Segment
28.6%
29.2%
30.1%
31.5%
32.2%
32.9%
11.4%
12.8%
14.2%
15.0%
16.4%
8.7%
8.8%
8.5%
7.5%
6.8%
6.4%
9.9%
11.2%
11.5%
11.4%
11.1%
11.4%
11.0%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
2002 2003 2004 2005 2006 2007
Market Share
Newport Marlboro Menthol Kool Salem
Newport continues to grow its leadership in the menthol segment
Source:  Domestic wholesale shipments per MSAI.

Brand Marketing Strategy
Continue to focus on premium price segment
Leverage Newport’s strong brand equity position in the marketplace
Adjust Newport promotion spending consistent with the brand’s performance and competitive actions
Selectively promote Newport in markets / stores with the highest return on investment
Maintain presence in the discount segment with Maverick / Old Gold without marketing investment
Overall objective is to profitably grow Newport’s market share

Differentiated Sales Promotion Strategy
Higher average retail pricing
Fewer free goods promotions
Fewer line extensions
Brand-building initiatives
Selectively promote brand in markets
with highest returns on investment
Stronger sustainable growth
Consistent profitable growth
High returns on marketing investments
Better brand positioning
Lorillard Competition
VS.
Heavier promotions to buy market share
Significant discounting and free
goods promotions
Extensive and undifferentiated product
lines and offerings
Growth in volume at cost of profitability
Artificially high volumes
Price driven sales
Most profitable operating model in the industry

Lorillard

Newport
pleasure!

Newport
pleasure!

$1 00 OFF ONE PACK!
Newport pleasure!

Newport pleasure!
VOID

Focused Marketing Initiatives
Retail Promotions
Retail discounts in stores with highest
potential returns
Relationship Marketing
7.5 million adult smoker names (Lorillard
and competition) in database
Custom Newport Magazine mailings
Targeted incentive program mailings
–
Retail coupons
–
Sweepstakes offers
–
Premium incentives
Point-of-Sale Marketing
In-store advertising
In-store merchandising displays
Media Advertising
Selective print media

Strong Sales and Distribution Network
Effective Sales Force
Direct salaried
Aligned geographically to
support business
Customer Driven
Retail store oriented
Cover 279,000 stores per year
(95% of total Industry cigarette
sales)
Wholesale distribution
590 direct buying accounts
utilizing 950 distribution centers
Rapid order fulfillment – next
day delivery
Breakdown of Sales Channels by Volume
Convenience/
Gas
56%
Supermarket
3.4% Cigarette Store
7.9%
Grocery 5.1%
Drug 2.6%
Liquor 4.4%
Other  9.9%

Market Development / Growth Strategy
Focus on developed and developing markets:
Focus on sales areas that exhibit a combination of Newport and Premium Menthol strength
Focus on stores with highest penetration of menthol segment
Invest marketing dollars in identified markets / stores for most  profitable Newport market share growth
Developed Markets
Northeast, Southeast
Upper Midwest
Developing Markets
Select States West of the
Mississippi

Western States Menthol Overview

Western Myths
Lorillard has a weak sales force and distribution network
in the West
Myth #1    -
Newport has virtually no business in the West Myth #2     -
Newport is the Menthol Category “Builder” Myth #3     -
Lorillard is either unable or unwilling to build business in the West
Myth #4     -

Lorillard

New York
Florida
Pennsylvania
Texas
North Carolina
Ohio
Illinois
California
Georgia
Michigan
Virginia
Indiana
Missouri
South Carolina
Louisiana
Wisconsin
Tennessee
Alabama
Maryland
New Jersey
Kentucky
Mississippi
Massachusetts
Connecticut
Oklahoma
Arkansas
Minnesota
Delaware
Arizona
Colorado
Washington
West Virginia
Hawaii
Nevada
Iowa
Kansas
New Hampshire
Oregon
Nebraska
New Mexico
Rhode Island
District of
Utah
Idaho
Maine
North Dakota
South Dakota
Wyoming
Montana
Alaska
Vermont

26 Menthol Cigarette Volume By State Source: Lorillard Proprietary Retail Data Billions 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 Tot Menthol Newport Marlboro M Kool 52 Weeks Ending May 31, 2008

Texas
California
Missouri
Oklahoma
Arkansas
Minnesota
Arizona
Colorado
Washington
Hawaii
Nevada
Iowa
Kansas
Oregon
Nebraska
New Mexico
Utah
Idaho
North Dakota
South Dakota
Wyoming
Montana
Alaska

Menthol Cigarette Volume By 23 Western States
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
5.0
Total Menthol Newport Marlboro Menthol Kool
Source: Lorillard Proprietary Retail Data
Billions
52 Weeks Ending May 31, 2008

0.1% to 0.5% Menthol Volume
0.6% to 0.9% Menthol Volume
1.0% and above Menthol Volume
Total
10
7
6
23
2.5
5.3
14.7
22.4
2.6
5.5
15.3
23.4
# of
States
Menthol
Volume
(billions)
*% Menthol
Of Total U.S.
Units
Western States
Percent Menthol Volume Contribution
52 Weeks Ending May 2008
Source: Lorillard Proprietary Retail Data
* 96 Billion Units Shipped

23 Western States
Newport
Marlboro Menthol
Kool / Salem
A/O Prem Menthol
Discount Menthol
100.00
17.03
22.83
20.68
15.34
24.12
100
84
113
102
76
119
Market
Share
Menthol
Segment
Share
Index To
Menthol
Market
Menthol Share Overview
23 Western States
Source: Lorillard Proprietary Retail Data
3.45
4.62
4.19
3.11
4.89

Texas  [5.0% (M) Vol]
Newport
Marlboro Menthol
Kool / Salem
California  [4.4% (M) Vol]
Newport
Marlboro Menthol
Kool / Salem
100.00
19.46
21.20
23.46
100.00
26.13
23.91
17.59
100
86
94
104
100
137
125
92
Index To
Menthol
Market
Menthol Share Overview
Strong Western States
Source: Lorillard Proprietary Retail Data
4.40
4.80
5.31
4.99
4.56
3.36
Market
Share
Menthol
Segment
Share

Menthol Share Overview
Texas By City
Texas
Dallas
Ft. Worth
Houston
5.31
8.43
6.19
9.78
23.46
24.29
23.78
29.01
21.20
11.40
16.80
13.85
4.80
3.96
4.37
4.67
19.46
37.57
27.15
25.29
4.40
13.04
7.07
8.52
Newport Marlboro Men Kool / Salem
Segment
Share
Segment
Share
Segment
Share
Source: Lorillard Proprietary Retail Data
Market
Share
Market
Share
Market
Share

California
Los Angeles
Oakland
Sacramento
San Bernardino
San Diego
San Francisco
Menthol Share Overview
California By City
3.36
4.64
7.09
4.06
4.23
3.35
4.21
17.59
17.55
14.64
15.77
15.30
14.51
17.04
23.91
13.68
6.82
18.45
16.27
26.28
21.78
4.56
3.61
3.30
4.75
4.50
6.07
5.38
26.13
45.73
58.33
35.34
43.94
29.01
34.09
4.99
12.08
28.24
9.10
12.15
6.69
8.42
Segment
Share
Newport Marlboro Men Kool / Salem
Segment
Share
Segment
Share
Source: Lorillard Proprietary Retail Data
Market
Share
Market
Share
Market
Share

Idaho  [0.2% (M) Vol]
Newport
Marlboro Menthol
Kool / Salem
Montana  [0.1% (M) Vol]
Newport
Marlboro Menthol
Kool / Salem
100.00
4.52
26.35
15.15
100.00
6.30
27.64
17.88
100
38
219
126
100
52
228
148
Index To
Menthol
Market
Menthol Share Overview
Weak Western States
Source: Lorillard Proprietary Retail Data
.54
3.17
1.82
.76
3.35
2.17
Market
Share
Menthol
Segment
Share

Growth Opportunities and Strategies
New Products and
Line Extensions
Will introduce if additive to profitable growth
Will not dilute Newport brand equity
Explore Smokeless
Tobacco Opportunity
Through Swedish Match Partnership
Triumph Snus
Test marketing began in February 2008
Too early for conclusions
Leverage Lorillard sales and marketing
Capital efficient entry to smokeless
Potential Acquisition
Opportunities
Explore and evaluate potential targets
Expand product offering
Expand geographic reach
Must make sense for shareholder value
creation
Universe of targets is limited

Financial Overview David H. Taylor Executive Vice President, Finance and Planning, Chief Financial Officer

Most Profitable Operating Model
$27.21
$28.35
$30.10
$34.13
$36.58
$22.29
$23.72
$25.02
$26.29
$28.07
$9.02
$13.43
$17.06
$18.63
$20.79
$0.00
$5.00
$10.00
$15.00
$20.00
$25.00
$30.00
$35.00
$40.00
2003 2004 2005 2006 2007
Adjusted Operating Profit
Per 1,000 Cigarettes
Lorillard Philip Morris USA Reynolds
Profitability of Lorillard vs. Competition
Lorillard operates the most profitable business model among major U.S. cigarette companies, consistently outperforming key competitors
Note: Based on Lorillard’s analysis of competitors’ public information.

Stable Volume and Growing Market Share
31.0
31.3
32.2
33.1
32.8
7.9%
8.4%
9.2%
8.8%
7.7%
0.0
5.0
10.0
15.0
20.0
25.0
30.0
35.0
2003 2004 2005 2006 2007
Volume
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
Market Share
Impressive and sustained growth in Newport market share and cigarettes shipped
(billions of domestic cigarettes shipped)
Source:  Domestic wholesale shipments per MSAI.

Summary Income Statement
Solid top-line and earnings profile
($ in millions)
2005 2006 2007
Net Sales $3,568 $3,755 $3,969
% Growth 6.6% 5.2% 5.7%
Excise Taxes 676 699 688
Cost of Goods Sold 562 550 571
Settlement Costs 876 911 1,048
Gross Profit $1,454 $1,595 $1,662
% Margin 40.7% 42.5% 41.9%
SG&A 370 354 388
Operating Income $1,084 $1,241 $1,274
% Margin 30.4% 33.0% 32.1%
Net Income $706 $826 $898
% Growth 10.0% 17.0% 8.7%
% Margin 19.8% 22.0% 22.6%
EBITDA $1,132 $1,288 $1,314
% Growth 8.7% 13.8% 2.0%
% Margin 31.7% 34.3% 33.1%

Strong Cash Flow Generation
Lorillard has a history of generating strong and sustainable cash flow
($ in millions)
2005 2006 2007
Cash Flows from Operating Activities $820 $778 $882
Less: Capital Expenditures (31) (30) (51)
Free Cash Flow $789 $748 $831
Less: Dividends to Loews (646) (783) (1,170)
Free Cash Flow After Dividends $143 ($35) ($339)

Conservative Capitalization Profile
With $1 billion of new debt issuance, Lorillard’s debt / EBITDA would be ~0.8x
Balance preservation of financial flexibility and improving capital structure
($ in millions)
Q1 2008
Cash, Cash Equivalents and Marketable Securities $1,607
Other Assets 1,143
Total Assets $2,750
Debt $0
Other Liabilities 1,852
Shareholder's Equity 898
Total Liabilities and Shareholder's Equity $2,750
Credit Statistics
Debt / EBITDA 0.0x
Debt / Capitalization 0.0%
Lorillard expects to issue between $750 million - $1 billion of debt in the near term

First Quarter 2008 Results
Net sales
Increase driven primarily by higher
average unit prices
Unit volume roughly flat, impacted by:
– Downward wholesale inventory
adjustments
– ~200 million fewer promotional units
shipped
Gross profit unchanged
Increases in net sales offset by higher
State Settlement costs
Net income
Decline attributable to:
– $13 million of expenses related to the
separation
– $6 million in higher legal expenses
– $22 million less investment income
($ in millions)
Q1 '07 Q1 '08
Net Sales $913 $921
Excise Taxes 162 163
Cost of Goods Sold 134 135
Settlement Costs 249 257
Gross Profit $369 $366
% Margin 40.4% 39.7%
SG&A 82 100
Operating Income $287 $266
% Margin 31.4% 28.9%
Other Income (Expense), net 11 4
Income Taxes (109) (99)
Net Income $189 $171
% Margin 20.7% 18.6%
EBITDA $297 $275
% Margin 32.5% 29.8%

Outlook
Remainder of 2008
Level of competition will continue to be high
Lorillard cost structure will be impacted by:
–
Transaction costs
–
Incremental costs related to independence
–
Legal costs for Engle
Positive pricing impact beginning in May
Investment income impacted by nature and level of investments and rate environment
2008 and beyond
Revenue growth primarily net pricing
Settlement costs will continue to grow
Operating margins ~32%-33%

43 Outlook Revenue Growth Transition Expenses 3.0% - 4.0% ~$25 million Operating Margin 32% - 33% 2009 - 2012 3.0% - 4.0% 32% - 33% ~$9 million per year 2008

Long-Term Objectives
Revenue
Growth
EPS
Growth
Dividend
Yield
3% - 4%
5% - 7%
~5%
Total Shareholder Return 10% - 12%
Modest share repurchase
program funded with free
cash flow and debt issuance
Anticipated dividend payout
ratio of ~70% - 75%

Investment Highlights
Leader in the best performing segments of the cigarette market
Significant Newport brand equity
Continuous increases in share of market
Strategy has resulted in industry-leading relative profitability
Track record of strong financial performance
Experienced management team
Newly independent status of Lorillard will provide financial flexibility to invest in growth initiatives and to continue to generate value for shareholders

Reconciliation of Net Income to EBITDA
($ in millions)
2005 2006 2007 Q1 '07 Q1 '08
Net Income $706 $826 $898 $189 $171
Add: Income Taxes 445 518 485 109 99
Other (Income) Expense, net (67) (103) (109) (11) (4)
Operating Income $1,084 $1,241 $1,274 $287 $266
Depreciation and Amortization 48 47 40 10 9
EBITDA $1,132 $1,288 $1,314 $297 $275

Questions